UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):             December 29, 2020

TAUBMAN CENTERS, INC.
(Silver Merger Sub 1, LLC, as successor by merger to Taubman Centers, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

1-11530	38-2033632
(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 225 West Washington Street
Indianapolis, Indiana	46204
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:              (317) 636-1600

200 East Long Lake Road
Suite 300
Bloomfield Hills, Michigan 48304
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on December 29, 2020 of the transactions contemplated by that certain Amended and Restated Agreement and Plan of Merger, dated as of November 14, 2020 (the “Amended and Restated Merger Agreement”), by and among Taubman Centers, Inc., a Michigan corporation (“TCO”), The Taubman Realty Group Limited Partnership, a Delaware limited partnership (the “Taubman Operating Partnership”, and together with TCO, the “Taubman Parties”), Simon Property Group, Inc., a Delaware corporation (“Simon”), Simon Property Group, L.P., a Delaware limited partnership (the “Simon Operating Partnership”), Silver Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of the Simon Operating Partnership (“Merger Sub 1”), and Silver Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub 1 (“Merger Sub 2” and, together with Simon, the Simon Operating Partnership and Merger Sub 1, the “Simon Parties”), pursuant to which Merger Sub 2 merged with and into the Taubman Operating Partnership (the “Partnership Merger”) and TCO merged with and into Merger Sub 1 (the “REIT Merger”), with the Taubman Operating Partnership and Merger Sub 1 continuing as the surviving entities (the “Mergers”).

Item 2.01          Completion of Acquisition or Disposition of Assets.

On December 29, 2020, the Taubman Parties and the Simon Parties completed the previously announced Mergers contemplated by the Amended and Restated Merger Agreement. Immediately following the Partnership Merger, the surviving Taubman Operating Partnership was converted (the “Conversion”) into a Delaware limited liability company (the “Joint Venture”).

At the effective time of the Partnership Merger pursuant to the terms of the Amended and Restated Merger Agreement, (i) each unit of partnership interest in the Taubman Operating Partnership (each, a “Taubman OP Unit”) issued and outstanding immediately prior to the Partnership Merger Effective Time held by a limited partner of the Taubman Operating Partnership who is not a member of the Taubman Family (defined as the “Taubman Family” in the Amended and Restated Merger Agreement) (the “Minority Partners”) was converted into the right to receive, at the election of such Minority Partner, the Common Stock Merger Consideration (as defined below) or 0.5703 limited partnership units in the Simon Operating Partnership; (ii) certain Taubman OP Units held by members of the Taubman Family remain outstanding as units of partnership interest in the Surviving Taubman Operating Partnership; and (iii) all other Taubman OP Units held by a member of the Taubman Family were converted into the right to receive the Common Stock Merger Consideration.

At the effective time of the REIT Merger, (i) each share of common stock, $0.01 par value per share, of TCO (the “TCO Common Stock”) was cancelled and converted into the right to receive $43.00 in cash (the “Common Stock Merger Consideration”); and (ii) each share of Series B Non-Participating Convertible Preferred Stock, $0.001 par value per share (“Series B Preferred Stock”), of TCO was cancelled and converted into the right to receive an amount in cash equal to the Common Stock Merger Consideration, divided by 14,000.

The description of the Amended and Restated Merger Agreement and related transactions (including, without limitation, the Mergers) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Amended and Restated Merger Agreement, which is attached as Exhibit 2.1 to TCO’s Current Report on Form 8-K filed with the SEC on November 16, 2020 and incorporated herein by reference.

Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the closing of the Mergers, TCO notified the New York Stock Exchange (“NYSE”) that, effective upon the consummation of the REIT Merger, each outstanding share of TCO Common Stock was converted into the right to receive the Common Stock Merger Consideration in accordance with the terms of the Amended and Restated Merger Agreement.

Further, immediately prior to the effective time of the REIT Merger, TCO issued notices of redemption and irrevocably deposited in trust the funds to pay the redemption price for each share of Series J Cumulative Redeemable Preferred Stock, no par value, of TCO (“Series J Preferred Stock”) and each share of Series K Cumulative Redeemable Preferred Stock, no par value, of TCO (“Series K Preferred Stock”), at their respective liquidation preference of $25.00 plus all accumulated and unpaid dividends to, but not including, the redemption date of such share.  The redemption date for the Series J Preferred Stock and the Series K Preferred Stock will be January 28, 2021.

On December 29, 2020, the NYSE filed a notification on Form 25 with the SEC to request removal of the TCO Common Stock, Series J Preferred Stock and Series K Preferred Stock from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). TCO intends to file as promptly as practicable with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the TCO Common Stock under Section 12(g) of the Exchange Act and the suspension of TCO’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03          Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the REIT Merger, (i) each share of TCO Common Stock was cancelled and converted into the right to receive the Common Stock Merger Consideration; and (ii) each share of Series B Preferred Stock was cancelled and converted into the right to receive an amount in cash equal to the Common Stock Merger Consideration, divided by 14,000. In addition, at the effective time of the REIT Merger:

•
each outstanding restricted stock unit award of TCO (each, a “TCO RSU”) and each outstanding performance stock unit award (each, a “TCO PSU”) granted under the Taubman Stock Plans (defined as the “Titanium Stock Plans” in the Amended and Restated Merger Agreement) that vested in accordance with its terms in connection with the closing of the Mergers were automatically converted into the right to receive the Common Stock Merger Consideration;

•
each outstanding TCO RSU and TCO PSU that was not eligible to vest in accordance with its terms at the REIT Merger Effective Time was converted into a cash substitute award to be paid (A) with respect to any such award granted prior to 2020, in accordance with the same service-vesting schedule that applied to the original TCO RSU or TCO PSU award and (B) with respect to any such award granted in 2020, in accordance with the same vesting schedule (including performance-vesting conditions) that applied to the original TCO RSU or TCO PSU award;

•	each outstanding share of deferred TCO Common Stock (each, a “TCO DSU”) granted under the Taubman Stock Plans was converted into the right to receive the Common Stock Merger Consideration; and

•	each dividend equivalent right granted in tandem with any TCO RSU or TCO PSU (each a “TCO DER”) was treated in the same manner as the outstanding TCO RSU or TCO PSU to which such TCO DER relates.

At the effective time of the Conversion, the Option Deferral Agreement (as defined in the Amended and Restated Merger Agreement) was deemed to be amended so that each Option Deferred Unit (as defined in the Amended and Restated Merger Agreement) represents the right to receive one Reorganized Taubman OP Unit (defined as a “Reorganized Titanium OP Unit” in the Amended and Restated Merger Agreement), and remains subject to all other terms and conditions of the Option Deferral Agreement.

Further, immediately prior to the effective time of the REIT Merger, TCO issued notices of redemption and irrevocably deposited in trust the funds to pay the redemption price for each share of Series J Preferred Stock and each share of Series K Preferred Stock, at their respective liquidation preference of $25.00 plus all accumulated and unpaid dividends to, but not including, the redemption date of such share.  The redemption date for the Series J Preferred Stock and the Series K Preferred Stock will be January 28, 2021.

Item 5.01          Changes in Control of Registrant.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference. On December 29, 2020, the Taubman Parties and the Simon Parties completed the previously announced Mergers contemplated by the Amended and Restated Merger Agreement, with the Taubman Operating Partnership and Merger Sub 1 continuing as the surviving entities.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers

Pursuant to the Amended and Restated Merger Agreement (and not as a result of any disagreement with TCO), at the effective time of the REIT Merger, each of TCO’s directors and officers immediately prior to the effective time of the REIT Merger ceased to be directors and officers of TCO. In accordance with the terms of the Amended and Restated Merger Agreement, immediately following the effective time, the sole managing member of Merger Sub 1, Simon Property Group, L.P., became the sole managing member of the surviving company and (ii) the officers of Merger Sub 1, David Simon, Brian J. McDade and Steven E. Fivel, became the officers of the surviving company.

Item 5.03          Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the REIT Merger, the Restated Articles of Incorporation of TCO and the Amended and Restated By-laws of TCO ceased to be in effect and the Certificate of Formation and Limited Liability Company Agreement of Merger Sub 1, as amended by the Certificate of Amendment, became the Limited Liability Company Agreement of the surviving company, in accordance with the terms of the Amended and Restated Merger Agreement.

Copies of such Certificate of Formation and Limited Liability Company Agreement are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01          Regulation FD Disclosure.

On December 29, 2020, TCO issued a press release (the “Press Release”) announcing that it had issued notices of redemption and irrevocably deposited in trust the funds to pay the redemption price for each share of Series J Preferred Stock and each share of Series K Preferred Stock, at their respective liquidation preference of $25.00 plus all accumulated and unpaid dividends to, but not including, the redemption date of such share.  The redemption date for the Series J Preferred Stock and the Series K Preferred Stock will be January 28, 2021. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit No	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of November 14, 2020, by and among the Taubman Parties and the Simon Parties (incorporated by reference to Exhibit 2.1 to TCO’s Current Report on Form 8-K filed November 16, 2020)

3.1	Certificate of Formation of Silver Merger Sub 1, LLC

3.2	Amended and Restated Limited Liability Company Agreement of Silver Merger Sub 1, LLC

99.1	Press Release, dated December 29, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 29, 2020	SILVER MERGER SUB 1, LLC, as successor to Taubman Centers, Inc.

		By:	/s/ Steven E. Fivel
Steven E. Fivel
General Counsel and Secretary